SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------

                                   FORM 8-K/A

                           ---------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 18, 2000

                              RIVER VALLEY BANCORP

             (Exact name of registrant as specified in its charter)

                                     INDIANA

                 (State or other jurisdiction of incorporation)

      2-47541                                            35-1984567
(Commission File Number)                      (IRS Employer Identification No.)

                                430 Clifty Drive
                             Madison, Indiana 47250
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (812) 265-3421

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Item 4.  Changes in Registrant's Certifying Accountant.

     On May 23, 2000, River Valley Bancorp (the "Company") filed a Current Report on Form 8-K reporting the change in the Company's certifying accountants from Grant Thornton LLP to Olive LLP. The Company had requested that Grant Thornton LLP furnish a letter addressed to the Commission pursuant to Item 304(a)(3) of Regulation S-K. A copy of that letter, dated May 24, 2000 is filed as Exhibit 16 to this Form 8-K/A.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit 16 - Letter from Grant Thornton LLP



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           /s/ Matthew P. Forrester
                                          Matthew P. Forrester, President and
                                          Chief Executive Officer


Dated: May 31, 2000